FOURTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of June 28, 2018, among MERITAGE HOMES CORPORATION, a Maryland corporation (the “Borrower”), JPMORGAN CHASE BANK, N.A., as administrative agent on behalf of the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), and as Swingline Lender and as Issuing Lender and the Lenders party hereto.
RECITALS:
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of June 13, 2014, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 9, 2015, that certain Second Amendment to Amended and Restated Credit Agreement dated as of June 29, 2016, and that certain Third Amendment to Amended and Restated Credit Agreement dated as of May 31, 2017 (as the same may be further amended, modified and supplemented and in effect from time to time, the “Credit Agreement”; and, except as otherwise herein expressly provided, all capitalized terms used herein shall have the meaning assigned to such terms in the Credit Agreement).
B.    The Borrower, the Administrative Agent and the Lenders desire to amend the Credit Agreement as more fully set forth herein.
C.    As of the date hereof, a new Lender, CIBC Bank USA, has become a Lender under the Credit Agreement (as amended by this Amendment).
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Section 1.Amendment of Credit Agreement. Effective as of the Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:

(a)The following defined terms are hereby added to Section 1.1 of the Credit Agreement as follows:
“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. §1010.230.
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code to which Section 4975 of the Code applies, and (c) any Person whose assets include (for purposes of the Plan Asset Regulations or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“Plan Asset Regulations” means 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time.
“PTE” means prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
(b)The following defined terms in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:
“Class A Termination Date”: July 9, 2022, subject, however, to earlier termination of the Total Commitment pursuant of the terms of this Agreement.

“ERISA”: the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.
“FATCA”: Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.
“L/C Commitment”: up to $390,000,000, provided, however, that it is acknowledged and agreed that notwithstanding the foregoing maximum L/C Commitment, as of June 28, 2018, the aggregate amount of Issuing Lender Letter of Credit Commitments set forth on Schedule 3.1A is $265,000,000, and the foregoing maximum L/C Commitment is subject to the consent by one or more Issuing Lenders to increase its Letter of Credit Commitment by an amount, which when added to the Letter of Credit Commitments of all the Issuing Lenders as of June 28, 2018, does not exceed the maximum L/C Commitment of $390,000,000; provided, further, however, that the maximum L/C Commitment automatically shall be increased by an amount equal to fifty percent (50%) of each dollar increase by which the Total Commitments have been increased in accordance with Section 2.21, provided that one or more Issuing Lenders consents to increase its Letter of Credit Commitment by such increased amount and, if one or more Issuing Lenders consents to increase its Letter of Credit Commitment by an amount less than such increased amount, then only the total amount of such aggregate increased Letter of Credit Commitment amount.
“Prime Rate”: the rate last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar releases by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.
(c)The definition of “ABR” in Section 1.1 of the Credit Agreement is hereby amended to add the following language at the end of the definition: “If the ABR is being used as an alternate rate of interest pursuant to Section 2.13 hereof, then the ABR shall be the greater of clause (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the ABR shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.”
(d)The definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended to replace the pricing grid in such definition as follows:

Leverage Ratio	Applicable Margin for Eurodollar Loans	Applicable Margin for ABR Loans	Commitment Fee Rate
≤40%	1.50%	0.50%	0.25%
>40% but ≤50%	1.75%	0.75%	0.30%
>50%	2.00%	1.00%	0.35%

(e)The last sentence of the definition of “Class A Commitment” in Section 1.1 of the Credit Agreement is amended and restated to read as follows: “The original aggregate amount of the Class A Commitments is $780,000,000”.
(f)The last sentence of the definition of “Commitment” in Section 1.1 of the Credit Agreement is amended and restated to read as follows: “The original aggregate amount of the Total Commitments is $780,000,000”.

(g)The definition of “Overnight Bank Funding Rate” in Section 1.1 of the Credit Agreement is hereby amended to delete the parenthetical at the end of such definition.
(h)The definition of “Sanctioned Country” in Section 1.1 of the Credit Agreement is hereby amended to delete the word “Sudan” from such definition.
(i)The definition of “Sanctioned Person” in Section 1.1 of the Credit Agreement is hereby amended to add the following subsection (d) at the end of such definition: “(d) any Person otherwise the subject of any Sanctions”.
(j)Section 2.13 of the Credit Agreement is hereby amended by adding the following clause (c) after the end of the text following clause (b):
“(c) If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in clause (a) have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in clause (a) have not arisen but either (w) the supervisor for the administrator of the LIBO Screen Rate has made a public statement that the administrator of the LIBOR Screen Rate is insolvent (and there is no successor administrator that will continue publication of the LIBOR Screen Rate), (x) the administrator of the LIBO Screen Rate has made a public statement identifying a specific date after which the LIBO Screen Rate will permanently or indefinitely cease to be published by it (and there is no successor administrator that will continue publication of the LIBOR Screen Rate), (y) the supervisor for the administrator of the LIBO Screen Rate has made a public statement identifying a specific date after which the LIBO Screen Rate will permanently or indefinitely cease to be published or (z) the supervisor for the administrator of the LIBO Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the LIBO Screen Rate may no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to the LIBO Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable (but for the avoidance of doubt, such related changes shall not include a reduction of the Applicable Margin). Notwithstanding anything to the contrary in Section 10.1, such amendment shall become effective without any further action or consent of any other Lender party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days of the date a copy of such amendment is provided to the Lenders, a written notice from the Required Lenders stating that such Required Lenders object to such amendment. Until an alternate rate of interest shall be determined in accordance with this clause (c) (but, in the case of the circumstances described in clause (ii) of the first sentence of this Section 2.13(c), only to the extent the LIBO Screen Rate for such Interest Period is not available or published at such time on a current basis), (x) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as ABR Loans, (y) any Loans that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be continued as ABR Loans and (z) any outstanding Eurodollar Loans shall be converted, on the last day of the then-current Interest Period, to ABR Loans.”

(k)Section 2.21 of the Credit Agreement is hereby amended by replacing the amount “$725,000,000” in such Section with the amount “$880,000,000”.
(l)A new Section 4.23 is added to the Credit Agreement as follows:
“4.23    Disclosure. As of June 28, 2018, the information included in the Beneficial Ownership Certification provided by Borrower to the Administrative Agent or any Lender is true and correct in all respects.”
(m)Section 6.1(k) of the Credit Agreement is hereby amended to add the following language at the end as follows:
“and information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act.”
(n)Section 6.6 of the Credit Agreement is hereby amended by adding the following subsection (c) as follows:
“and (c) any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such certification.”
(o)Section 7.1(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(p)“(c) Minimum Net Worth Test. As of the end of each fiscal quarter, fail to maintain minimum Consolidated Tangible Net Worth of at least (a) $1,110,434,500.00 plus (b) the sum of (i) 50% of the cumulative Consolidated Net Income, if positive, of the Loan Parties and their Subsidiaries plus (ii) 50% of the net proceeds from any equity offerings of Borrower, in each case, from and after March 31, 2018.”
(q)Section 9.6 of the Credit Agreement is hereby amended to replace the words “the Administrative Agent or any other Lender” with the words “the Administrative Agent, any arranger of this credit facility or any other Lender and their respective related parties” in each sentence where such words appear.
(r)A new Section 9.11 is added at the end of Article 9 to read in its entirety as follows:

“SECTION 9.11. Certain ERISA Matters.
(a)     Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:
(i)     such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments;
(ii)     the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement;
(iii)     (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or
(iv)     such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)     In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that:
(i)     none of the Administrative Agent or any Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto);
(ii)     the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E);
(iii)     the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations);
(iv)     the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder; and
(v)     no fee or other compensation is being paid directly to the Administrative Agent or any Arranger or any their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement.
(c)     The Administrative Agent and each Arranger hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the

Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.”
(s)Section 10.1 of the Credit Agreement is hereby amended to add at the beginning of the first sentence the words “Subject to Section 2.13(c),”.
(t)Section 10.13 of the Credit Agreement is hereby amended

(i)	to add a new clause (d) as follows:
“(d) neither the Administrative Agent nor any Lender is advising the Borrower as to any legal, tax, investment, accounting, regulatory or any other matters in any jurisdiction”; and

(ii)	adding a new paragraph at the end of such section to read as follows:
“The Borrower further acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that the Administrative Agent and each Lender is a full service securities or banking firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, any of the Administrative Agent or a Lender may provide investment banking and other financial services to, and/or acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of, the Borrower and other companies with which Borrower may have commercial or other relationships. With respect to any securities and/or financial instruments so held by the Administrative Agent or any Lender or any of their respective customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion.”
(u)Schedule 1.1A of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 1.1A attached hereto.
(v)Schedule 3.1A of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 3.1A attached hereto    .
(w)Attachment 1 to Exhibit C, Form of Borrowing Base Certificate, to the Credit Agreement is hereby deleted in its entirety and replaced with Attachment 1 to Exhibit C attached hereto.

Section 2.Existing Revolving Loans. With respect to existing outstanding Revolving Loans as of the Effective Date and the increase in Total Commitments of the Lenders, on the Effective Date, Borrower shall borrow Revolving Loans from each Lender in accordance with its Commitment as of the Effective Date on a pro rata basis in an amount determined by reference to the amount of each Type of Loan (and, in the case of Eurodollar Loans, of each Eurodollar Tranche) which would then have been outstanding from such Lender if (x) each such Type or Eurodollar Tranche had been borrowed or effected on the Effective Date and (y) the aggregate amount of each such Type or Eurodollar Tranche requested to be so borrowed or effected had been proportionately increased, and shall accordingly repay on a pro rata basis outstanding Revolving Loans of each Lender with Commitments immediately prior to the Effective Date on a pro rata basis in an amount determined by reference to the amount of each Type of Loan (and, in the case of Eurodollar Loans, of each Eurodollar Tranche) which would then have been outstanding from such Lender if (x) each such Type or

Eurodollar Tranche had been borrowed or effected on the Effective Date and (y) the aggregate amount of each such Type or Eurodollar Tranche requested to be so borrowed or effected had been proportionately decreased, and, if applicable in connection with such increased Commitments and repayment, Borrower shall pay all amounts due under Section 2.17. The Eurodollar Base Rate applicable to any Eurodollar Loan borrowed pursuant to the preceding sentence shall equal the rate then applicable to the Eurodollar Loans of the other Lenders in the same Eurodollar Tranche (or, until the expiration of the then-current Interest Period, such other rate as shall be agreed upon between Borrower and the relevant Lender).

Section 3.New Lender. As of the Effective Date, CIBC Bank USA pursuant to a New Lender Supplement dated as of the Effective Date, has become a Lender under the Credit Agreement (as amended by this Amendment) with the Commitment set forth in Schedule 1.1A attached hereto.

Section 4.Effective Date. Subject to the satisfaction of the conditions set forth in Section 6 hereof, this Amendment shall be effective as of the date of this Amendment (the “Effective Date”).

Section 5.Representations. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders, as follows:
(a)Each of the representations and warranties contained in the Credit Agreement, as amended by this Amendment, or any of the other Loan Documents, is true and correct in all material respects (except any representations and warranties which are qualified by materiality, shall be correct and accurate in all respects) on and as of the date hereof except if any such representation or warranty was made as of a specific date, then the same shall have been true and correct in all material respects as of such specific date;
(b)As of the date hereof and immediately after giving effect to this Amendment and the actions contemplated hereby, no Default or Event of Default has occurred and is continuing;
(c)Borrower has all necessary corporate power and authority to execute, deliver and perform its obligations under this Amendment; the execution, delivery and performance of this Amendment has been duly authorized by all necessary corporate action on the part of Borrower; and this Amendment has been duly and validly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
(d)This Amendment (i) does not require any consent or approval of, registration or filing with, or any other action by, any governmental authority, except for such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law or regulation, the certificate of incorporation or by-laws of Borrower, or any order of any governmental authority and (iii) will not violate or result in a default under any Contractual Obligation of Borrower;
(e)    Neither the Borrower nor any Guarantor is an EEA Financial Institution.
Section 6.Conditions to the Effectiveness of this Amendment. It shall be a condition precedent to the effectiveness of this Amendment that each of the following conditions are satisfied:
(a)the parties hereto shall have executed and delivered counterparts of this Amendment to the Administrative Agent;
(b)each Guarantor shall have executed and delivered a Reaffirmation of Amended and Restated Guarantee Agreement, in the form of the Reaffirmation of Guarantee Agreement attached hereto as Exhibit A;
(c)to the extent changed since May 31, 2017, Borrower shall have delivered to the Administrative Agent updated corporate formation and organizational documents of Borrower and Guarantors (certified by Borrower, Guarantors or public officials, as appropriate), including resolutions and incumbency certificates;
(d)Administrative Agent shall have received such opinions with respect to Borrower as Administrative Agent may require concerning the due authorization, execution, delivery and enforceability of this Amendment;
(e)no Default or Event of Default shall exist as of the Effective Date;

(f)Borrower shall have delivered to the Administrative Agent a duly executed Compliance Certificate and a Borrowing Base Certificate, each for the period ending March 31, 2018;
(g)Borrower shall have delivered to Administrative Agent a copy of the filed Form 10-Q for Borrower and its Subsidiaries for the fiscal quarter ended March 31, 2018;
(h)Borrower shall have delivered to Administrative Agent such other agreements, instruments and documents as Administrative Agent, its counsel or any Lender shall reasonably request;
(i)Borrower shall have paid to the Administrative Agent and the Lenders all fees required to be paid in connection with this Amendment;
(j)Borrower shall have paid to the Administrative Agent all of the Administrative Agent’s reasonable out of pocket costs and expenses, including legal fees, incurred in connection with this Amendment; and
(k)to the extent Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five (5) days prior to the Amendment Closing Date, a Beneficial Ownership Certification in relation to Borrower to any requesting Lender.

Section 7.Reaffirmation and Ratification. Borrower hereby: (a) reaffirms, ratifies, confirms, and acknowledges its obligations under the Loan Documents and agrees to continue to be bound thereby and perform thereunder; (b) agrees and acknowledges that all such Loan Documents and all of Borrower’s obligations thereunder are and remain in full force and effect and, except as expressly provided herein, have not been modified; and (c) acknowledges and agrees that to its knowledge it has no defenses, offsets or counterclaims of any kind or nature whatsoever to its obligations under the Loan Documents.

Section 8.Miscellaneous.
(a)GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(b)Amendments, Etc. The terms of this Amendment may be waived, modified and amended only by an instrument in writing duly executed by Borrower and the Administrative Agent (with any required consent of the Lenders pursuant to the Credit Agreement). Any such waiver, modification or amendment shall be binding upon Borrower, the Administrative Agent and each Lender (including the Swingline Lender and each Issuing Lender).
(c)Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of Borrower, the Administrative Agent and the Lenders (including the Swingline Lender and each Issuing Lender).
(d)Captions. The captions and section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
(e)Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
(f)Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

MERITAGE HOMES CORPORATION, as Borrower

By:    /s/ Hilla Sferruzza
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary

[Signatures continue on the next page.]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Lender, Swingline Lender and as a Class A Lender
By:        /s/ Nadeige Dang
Name:    Nadeige Dang
Title:    Executive Director

[Signatures continue on the next page.]

CITIBANK, N.A., as a Class A Lender
By:        /s/ Michael Vondriska
Name:    Michael Vondriska
Title:    Vice President

[Signatures continue on the next page.]

BANK OF AMERICA, N.A., as a Class A Lender and an Issuing Lender
By:        /s/ Thomas W. Nowak
Name:    Thomas W. Nowak
Title:    Vice President

REGIONS BANK, as a Class A Lender and an Issuing Lender
By:        /s/ Randall S. Reid
Name:    Randall S. Reid
Title:    Senior Vice President

[Signatures continue on the next page.]

U.S. BANK NATIONAL ASSOCIATION, as a Class A Lender and an Issuing Lender
By:        /s/ Adrian Montero
Name:    Adrian Montero
Title:    Senior Vice President

[Signatures continue on the next page.]

ROYAL BANK OF CANADA, as a Class A Lender
By:        /s/ Sheena Lee
Name:    Sheena Lee
Title:    Authorized Signatory

[Signatures continue on the next page.]

PNC BANK, NATIONAL ASSOCIATION, as a Class A Lender
By:        /s/ J. Richard Litton
Name:    J. Richard Litton
Title:    Senior Vice President

[Signatures continue on the next page.]

ZB, N.A. dba National Bank of Arizona, a national banking association, as a Class A Lender
By:        /s/ Martina J. Burberry
Name:    Martina J. Burberry
Title:    Vice President

[Signatures continue on the next page.]

TEXAS CAPITAL BANK, N.A., as a Class A Lender
By:        /s/ Carolynn Alexander
Name:    Carolynn Alexander
Title:    Sr. Vice President

[Signatures continue on the next page.]

COMERICA BANK, as a Class A Lender
By:        /s/ Casey L. Stevenson
Name:    Casey L. Stevenson
Title:    Vice President

[Signatures continue on the next page.]

FLAGSTAR BANK, FSB, as a Class A Lender
By:        /s/ Philip Trujillo
Name:    Philip Trujillo
Title:    Vice President

[Signatures continue on the next page.]

MIZUHO BANK, LTD., as a Class A Lender
By:        /s/ Donna DeMagistris
Name:    Donna DeMagistris
Title:    Authorized Signatory

[Signatures continue on the next page.]

SUNTRUST BANK, as a Class A Lender
By:        /s/ Lisa S Boyer
Name:    Lisa S Boyer
Title:    Senior Vice President

[Signatures continue on the next page.]

CIBC BANK USA, as a Class A Lender
By:        /s/ Russel Ruhnke
Name:    Russel Ruhnke
Title:    Managing Director

Schedule 1.1A

Commitments

Lender	Class A or Class B	Commitment
JPMorgan Chase Bank, N.A.	Class A Lender	$70,000,000
Citibank, N.A.	Class A Lender	$70,000,000
Bank of America, N.A.	Class A Lender	$70,000,000
SunTrust Bank	Class A Lender	$70,000,000
Royal Bank of Canada	Class A Lender	$70,000,000
PNC Bank, National Association	Class A Lender	$70,000,000
U.S. Bank National Association	Class A Lender	$70,000,000
Mizuho Bank, Ltd.	Class A Lender	$70,000,000
ZB, N.A. dba National Bank of Arizona, a national banking association	Class A Lender	$40,000,000
Regions Bank	Class A Lender	$40,000,000
Texas Capital Bank, N.A.	Class A Lender	$40,000,000
Flagstar Bank, FSB	Class A Lender	$25,000,000
Comerica Bank	Class A Lender	$40,000,000
CIBC Bank USA	Class A Lender	$35,000,000
TOTAL		$780,000,000

Schedule 3.1A

Letter of Credit Commitments

Issuing Lender	Letter of Credit Commitment
JPMorgan Chase Bank, N.A.	$40,000,000
Bank of America, N.A.	$85,000,000
U.S. Bank National Association	$100,000,000
Regions Bank	$40,000,000
Total Letter of Credit Commitments	$265,000,000

Borrowing Base Compliance Calculations                     Attachment 1 to Exhibit C
($ in 000’s)

Borrowing Base:

(a)	Unrestricted Cash to the extent it exceeds the Required Liquidity:	$
(b)	Escrow Proceeds Receivable:	$
(c)	Book Value of Units Under Contract:	$
(d)	Book Value of Units Under Construction:	$
(e)	Book Value of Speculative Units < 540 days:	$
(f)	Book Value of Speculative Units > 540 days:	$
(g)	Book Value of Model Units	$
(h)	Book Value of Finished Lots:	$
(i)	Book Value of Lots Under Development:	$
(j)	Book Value of Entitled Land (subject to limitations set forth below):	$
Borrowing Base (100% x Line (a)) + (100% x line (b)) + (90% x Line (c)) + (85% x Line (d))		$
'=+ (85% x Line (e)) + (0% x Line (f)) + (85% x Line (g)) + (65% x Line (h)) + (65% x Line (i)) + (50% x Line (j)):
Notwithstanding the foregoing:

1.	The advance rate for Speculative Units (other than Model Units) shall decrease to 0% for any Unit that has been a Speculative unit for 540 days or more

2.	The Borrowing Base shall not include any amount under clause (j) under the Borrowing Base to the extent that such amount exceeds 25% of the total Borrowing Base.

Borrowing Base Debt:

A.	Consolidated Debt:
(a)	all funded debt of the Loan Parties and the Subsidiaries	$
(b)	funded debt of Joint Ventures that are Subsidiaries with recourse to Borrower or any Loan Party	$
(c)
the sum of all reimbursement obligations with respect to all drawn Financial Letters of Credit and all drawn Performance Letters of Credit (excluding any portion of the actual or potential reimbursement obligations that are secured by cash collateral) and, without duplication, all undrawn unsecured Financial Letters of Credit
$
(d)	all guarantees of the Loan Parties or their Subsidiaries of funded debt of third parties	$
(e)	all Hedging Obligations of the Loan Parties and their Subsidiaries	$
	Total Consolidated Debt (a + b + c + d + e):	$

B.	Subordinated Debt due greater than one year	$

	Borrowing Base Debt (A-B)	$

Borrowing Base Availability:		$

Revolving Loan Availability (as of __________)

(a)	Lesser of Borrowing Base Availability and Total Commitments:	$	[780,000,000]
(b)	Outstanding Revolving Loans, L/C Obligations and Swingline Loans:	$
(c)	Remaining Revolver Availability (a - b):	$

EXHIBIT A
REAFFIRMATION OF AMENDED AND RESTATED GUARANTEE AGREEMENT
As consideration for the agreements and covenants contained in the within Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned (“Guarantor”), as a guarantor under that certain Amended and Restated Guarantee Agreement, dated as of June 13, 2014, as reaffirmed by that certain Reaffirmation of Amended and Restated Guarantee Agreement dated as of July 9, 2015, that certain Reaffirmation of Amended and Restated Guarantee Agreement dated as of June 29, 2016 and that certain Reaffirmation of Amended and Restated Guarantee Agreement dated as of May 31, 2017 (collectively, the “Guarantee Agreement”), delivered to the Administrative Agent in connection with the extension of credit made by the Lenders pursuant to the Credit Agreement referred to above, hereby acknowledges, covenants and agrees as follows:
1.By the execution hereof, such Guarantor hereby consents to the within Amendment and all the modifications to the Loan Documents contemplated in connection therewith.
2.References to the Guarantee Agreement in any or all of the Loan Documents shall be deemed to include references to the Guarantee Agreement as reaffirmed and ratified by this Reaffirmation of Guarantee Agreement.
3.Such Guarantor reaffirms that the Guarantee Agreement remains unchanged and in full force and effect.
4.Such Guarantor reaffirms all of its respective obligations contained in the Guarantee Agreement, which shall remain in full force and effect for all the obligations of such Guarantor now or hereafter owing to Administrative Agent (on behalf of the Lenders) pursuant to the terms and conditions of the Guarantee Agreement and acknowledges, agrees, represents and warrants that no agreements exist with respect to the Guarantee Agreement or with respect to the obligations of the Guarantor thereunder except those specifically set forth in this Reaffirmation of Guarantee Agreement.
5.As of the date hereof and immediately after giving effect to this Amendment and the actions contemplated thereby, each of the representations and warranties of such Guarantor contained in the Guarantee Agreement, as amended by this Amendment, is true and correct in all material respects.
6.Such Guarantor acknowledges and agrees that it has entered into and delivered this Reaffirmation of Guarantee Agreement of Guarantor’s own free will, voluntarily and without coercion or duress of any kind, and has been represented in connection herewith by counsel of its choice and is fully aware of the terms contained in this Reaffirmation of Guarantee Agreement.
7.Such Guarantor represents and warrants that it is not an EEA Financial Institution.
[Signature page follows.]

Signature Page to Reaffirmation

IN WITNESS WHEREOF, each Guarantor has caused this Reaffirmation of Amended and Restated Guarantee to be duly executed and delivered as of June 28, 2018.
GUARANTORS:

MERITAGE PASEO CROSSING, LLC

By:	Meritage Homes of Arizona, Inc.

Its:	Sole Member

By:	________________

Name:	Hilla Sferruzza

Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

MERITAGE PASEO CONSTRUCTION, LLC

By:	Meritage Homes Construction, Inc.

Its:	Sole Member

By:	________________

Name:	Hilla Sferruzza

Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

MERITAGE HOMES OF ARIZONA, INC.

By:	________________

Name:	Hilla Sferruzza

Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

MERITAGE HOMES CONSTRUCTION, INC.

By:	________________

Name:	Hilla Sferruzza

Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

[Signatures continue on the next page.]

MERITAGE HOMES OF TEXAS HOLDING, INC.

By:	________________

Name:	Hilla Sferruzza

Title:	Executive Vice President, Chief Financial Officer and-Assistant Secretary

MERITAGE HOMES OF CALIFORNIA, INC.

By:	________________

Name:	Hilla Sferruzza

Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

MERITAGE HOMES OF TEXAS JOINT VENTURE HOLDING COMPANY, LLC
By:    Meritage Homes of Texas, LLC
Its:    Sole Member
By:    Meritage Homes of Texas Holding, Inc.
Its:    Sole Member

By:	________________

Name:	Hilla Sferruzza

Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary
MERITAGE HOLDINGS, L.L.C.

By:	Meritage Homes of Texas Holding, Inc.

Its:	Sole Member

By:	________________

Name:	Hilla Sferruzza

Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

[Signatures continue on the next page.]

MERITAGE HOMES OF NEVADA, INC.

By:	________________

Name:	Hilla Sferruzza

Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

MTH-CAVALIER, LLC

By:	Meritage Homes Construction, Inc.

Its:	Sole Member

By:	________________

Name:	Hilla Sferruzza

Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

MTH GOLF, LLC

By:	Meritage Homes Construction, Inc.

Its:	Sole Member

By:	________________
Name: Hilla Sferruzza

Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

MERITAGE HOMES OF COLORADO, INC.

By:	________________

Name:	Hilla Sferruzza

Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

[Signatures continue on the next page.]

MERITAGE HOMES OF FLORIDA, INC.

By:	________________

Name:	Hilla Sferruzza

Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

CALIFORNIA URBAN HOMES, LLC
By:    Meritage Homes of California, Inc.
Its:    Sole Member and Manager

By:    ________________
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary

MERITAGE HOMES OF TEXAS, LLC

By:	Meritage Homes of Texas Holding, Inc.
Its:    Sole Member

By:    ________________
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary

MERITAGE HOMES OPERATING COMPANY, LLC
By:    Meritage Holdings, L.L.C.
Its:    Manager

By:    Meritage Homes of Texas Holding, Inc.
Its:    Sole Member

By:    ________________
Name:    Hilla Sferruzza
Title:     Executive Vice President, Chief Financial Officer and Assistant Secretary

[Signatures continue on the next page.]

WW PROJECT SELLER, LLC
By:    Meritage Paseo Crossing, LLC
Its:    Sole Member

By:    Meritage Homes of Arizona, Inc.
Its:    Sole Member

By:    ________________
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary

MERITAGE HOMES OF THE CAROLINAS, INC.
By:    ________________

Name:	Hilla Sferruzza

Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

CAREFREE TITLE AGENCY, INC.
By:    ________________

Name:	Hilla Sferruzza

Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

M&M FORT MYERS HOLDINGS, LLC

By:	Meritage Paseo Crossing, LLC

Its:	Sole Member and Manager

By:	Meritage Homes of Arizona, Inc.

Its:	Sole Member

By:	________________

Name:	Hilla Sferruzza

Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

[Signatures continue on the next page.]

MERITAGE HOMES OF FLORIDA REALTY LLC

By:	Meritage Homes of Florida, Inc.

Its:	Manager and Sole Member

By:	________________

Name:	Hilla Sferruzza

Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

MERITAGE HOMES OF TENNESSEE, INC.

By:	________________

Name:	Hilla Sferruzza

Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

MERITAGE HOMES OF SOUTH CAROLINA, INC.

By:	________________

Name:	Hilla Sferruzza

Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

MTH REALTY LLC
By:    Meritage Paseo Crossing, LLC
Its:    Manager and Sole Member

By:    Meritage Homes of Arizona, Inc.
Its:    Sole Member

By:    ________________
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary

[Signatures continue on the next page.]

Signature Page to Reaffirmation of Guarantee Agreement

MERITAGE HOMES OF GEORGIA, INC.

By:	________________

Name:	Hilla Sferruzza

Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

MTH GA REALTY LLC
By:    Meritage Homes of Georgia, Inc.
Its:    Manager and Sole Member

By:    ________________
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary

MTH SC REALTY LLC
By:    Meritage Homes of South Carolina, Inc.
Its:    Manager and Sole Member

By:	________________

Name:	Hilla Sferruzza

Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

MTH SHELF CO., INC.

By:	________________

Name:	Hilla Sferruzza

Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

[Signatures continue on the next page.]

MLC HOLDINGS, INC., dba MLC LAND HOLDINGS, INC.

By:	________________

Name:	Hilla Sferruzza

Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

MERITAGE HOMES OF GEORGIA REALTY, LLC
By:    Meritage Homes of Georgia, Inc.
Its:    Manager and Sole Member

By:    ________________
Name:    Hilla Sferruzza
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary